FINANCIAL INVESTORS TRUST

ALPS/Red Rocks Listed Private Equity Fund

ALPS/WMC Research Value Fund

Clough China Fund

ALPS/CoreCommodity Management CompleteCommoditiesSM Strategy Fund

RiverFront Asset Allocation Aggressive

RiverFront Asset Allocation Growth

RiverFront Asset Allocation Growth & Income

RiverFront Asset Allocation Moderate

RiverFront Asset Allocation Income & Growth

ALPS/Kotak India Growth Fund

ALPS/Smith Short Duration Bond Fund

ALPS/Smith Total Return Bond Fund

(each, a “Fund”)

SUPPLEMENT DATED APRIL 17, 2019

TO THE PROSPECTUS DATED FEBRUARY 28, 2019

This supplement supersedes and replaces the supplement dated April 8, 2019.

The following is added after the last paragraph in the Section “Buying, Exchanging and Redeeming Shares – Exchanging Shares”:

Automatic Conversion of Class C Shares to Class A Shares After 8-Year Holding Period

Effective May 1, 2019 (the “Effective Date”), each Fund will adopt an automatic conversion feature for Class C Shares. Beginning on the Effective Date, each Class C Share of each Fund will automatically convert to Class A Shares of the same Fund with equivalent aggregate value, approximately eight (8) years after the date of purchase of such Class C Share (“Auto Conversion”).

Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods for Class C Shares and therefore may not be able to process such conversion for Class C Shares held prior to the Effective Date. In these instances, each Class C Share held as of the Effective Date will automatically convert to Class A Shares with equivalent aggregate value approximately eight (8) years after the Effective Date. If you have any questions regarding your Financial Intermediary’s ability to implement the Auto Conversion feature please contact an authorized agent of your Financial Intermediary for additional information.

Please retain this supplement for future reference.